Exhibit 10.1

JOINDER SUPPLEMENT
JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among Golub Capital BDC Funding LLC, as the borrower (the “Borrower”), the Lender (the “Proposed Lender”) and Lender Agent (the “Lender Agent”) named in Item 2 of Schedule I hereto and Wells Fargo Securities, LLC, as the administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, this Joinder Supplement is being executed and delivered in connection with an increase of the Maximum Facility Amount of the Amended and Restated Loan and Servicing Agreement, dated as of December 18, 2014 (as amended, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among Golub Capital BDC Funding LLC, as the borrower (in such capacity, the “Borrower”), Golub Capital BDC, Inc., as the transferor (in such capacity, the “Transferor”) and as the servicer (in such capacity, the “Servicer”), Wells Fargo Securities, LLC, as the administrative agent (in such capacity, the “Administrative Agent”), each of the Conduit Lenders and Institutional Lenders from time to time party thereto (the “Lenders”), each of the Lender Agents from time to time party thereto (the “Lender Agents”), Wells Fargo Bank, N.A., as the Swingline Lender (the “Swingline Lender”) and Wells Fargo Bank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”), as the account bank (in such capacity, the “Account Bank”) and as the collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement; and
WHEREAS, the Proposed Lender wishes to become a Lender designated as an Institutional Lender party to the Loan and Servicing Agreement;
NOW, THEREFORE, the parties hereto hereby agree as follows:
(a)    Upon receipt by the Administrative Agent of (i) an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower, the Lender Agent, the Administrative Agent and the Collateral Agent and (ii) an executed counterpart of a fee letter, dated as of the date hereof, between the Borrower and the Proposed Lender, the Administrative Agent will transmit to the Proposed Lender, the Borrower, the Collateral Agent and the Lender Agent a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender designated as an Institutional Lender party to the Loan and Servicing Agreement for all purposes thereof. Each of the parties to this Joinder Supplement agrees and acknowledges that upon delivery of the Joinder Effective Notice, the Borrower shall be deemed to have requested a borrowing from the Proposed Lender on such date (the “Joinder Advance”) in an amount such that, after giving effect thereto, the Advances Outstanding shall be funded by the Lenders pro rata in accordance with their Commitments as a percentage of all Commitments with the proceeds of such Joinder Advance to be paid by the Proposed Lender (i) directly to the other Lenders at such addresses as specified to the Proposed Lender to the extent necessary to reallocate Advances (each, a “Reallocation”) and (ii) otherwise as the Borrower shall direct. For the avoidance of doubt, the Advances Outstanding shall be increased by the net amount of the Joinder Advance, as reduced by the amount of any Reallocations. Each of the parties to this Joinder Supplement further agrees and acknowledges that upon delivery of the Joinder Effective Notice, the Maximum Facility Amount under the Credit Agreement shall be $225,000,000.
(b)    Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement.

(c)    By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent, the Collateral Agent, the Lender Agents and the other Lenders as follows: (i) none of the Administrative Agent, the Collateral Agent, the Lender Agents and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Servicing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Servicing Agreement or any other instrument or document furnished pursuant thereto, or with respect to any Variable Funding Notes issued under the Loan and Servicing Agreement, or the Collateral Portfolio or the financial condition of the Transferor, the Servicer or the Borrower, or the performance or observance by the Transferor, the Servicer or the Borrower of any of their respective obligations under the Loan and Servicing Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) the Proposed Lender will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Lender Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan and Servicing Agreement; (iv) the Proposed Lender appoints and authorizes the Lender Agent to take such action as agent on its behalf and to exercise such powers under the Loan and Servicing Agreement as are delegated to the Lender Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article IX of the Loan and Servicing Agreement; (v) the Proposed Lender appoints and authorizes the Administrative Agent, the Collateral Custodian and the Collateral Agent, as applicable, to take such action as agent on its behalf and to exercise such powers under the Loan and Servicing Agreement as are delegated to the Administrative Agent, the Collateral Custodian and Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan and Servicing Agreement; and (vi) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Servicing Agreement are required to be performed by it as a Lender designated as an Institutional Lender.
(d)    Schedule II hereto sets forth administrative information with respect to the Proposed Lender (including for purposes of Section 11.02 of the Loan and Servicing Agreement).
(e)    This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO
JOINDER SUPPLEMENT
COMPLETION OF INFORMATION AND
SIGNATURES FOR JOINDER SUPPLEMENT

Re:    Amended and Restated Loan and Servicing Agreement, dated as of December 18, 2014, among Golub Capital BDC Funding LLC, as Borrower, the other parties thereto and Wells Fargo Securities, LLC, as Administrative Agent.
Item 1: Date of Joinder Supplement:            May 2, 2017
Item 2: Proposed Lender:                NBH Bank
Item 3: Type of Lender:                __________Conduit Lender
____X______Institutional Lender
Item 4: Commitment:                 $25,000,000
Item 5: Signatures of Parties to Agreement:

NBH BANK,
as Proposed Lender and Proposed Lender Agent
for itself

By: /s/ Thomas J. Rohling
Name: Thomas J. Rohling
Title: Managing Director

GOLUB CAPITAL BDC FUNDING LLC,
as Borrower

By: /s/ David B. Golub
Name: David B. Golub
Title: Authorized Signatory

WELLS FARGO SECURITIES, LLC, as
Administrative Agent

By: /s/ Matt Jensen
Name: Matt Jensen
Title: Director

WELLS FARGO BANK, N.A., as Collateral
Agent

By: /s/ Philip Dean
Name: Philip Dean
Title: Vice President

SCHEDULE II TO
JOINDER SUPPLEMENT
ADDRESS FOR NOTICES
AND
WIRE INSTRUCTIONS

Address for Notices:

NBH Bank
11111 W. 95th Street
Overland Park, KS 66214
Attention: Tom Rohling
Telephone: 913-324-6185
Email: trohling@nbhbank.com

With a copy to:

NBH Bank
7800 E. Orchard Rd., Ste 300
Greenwood Village, CO 80111
Attention: Gianna Perri
Telephone: 303-784-5939
Email: Settlements.Specialtybanking@nbhbank.com

Wire Instructions:

Bank Name: NBH Bank
City and State: Kansas City, MO 64105
ABA / Routing No.:
Account No.:
Reference: Golub Capital BDC Funding LLC

SCHEDULE III TO
JOINDER SUPPLEMENT
FORM OF
JOINDER EFFECTIVE NOTICE

To:	[Name and address of the Borrower, Collateral Agent, Lender Agent and Proposed Lender]
Reference is made to the Amended and Restated Loan and Servicing Agreement, dated as of December 18, 2014 (as amended, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among Golub Capital BDC Funding LLC, as the borrower (in such capacity, the “Borrower”), Golub Capital BDC, Inc., as the transferor (in such capacity, the “Transferor”) and as the servicer (in such capacity, the “Servicer”), Wells Fargo Securities, LLC, as the administrative agent (in such capacity, the “Administrative Agent”), each of the Conduit Lenders and Institutional Lenders from time to time party thereto (the “Lenders”), each of the Lender Agents from time to time party thereto (the “Lender Agents”), Wells Fargo Bank, N.A., as the Swingline Lender (the “Swingline Lender”) and Wells Fargo Bank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”), as the account bank (in such capacity, the “Account Bank”) and as the collateral custodian (in such capacity, the “Collateral Custodian”). [Note: attach copies of Schedules I and II from such Joinder Supplement.] Terms defined in such Joinder Supplement are used herein as therein defined.
Pursuant to such Joinder Supplement, we, as Administrative Agent under the Loan and Servicing Agreement, hereby advise you that the Joinder Effective Date for NBH Bank will be May 2, 2017 and such Proposed Lender will be a Lender designated as an Institutional Lender with a Commitment of $25,000,000.

Very truly yours,
WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:
Name:
Title: